Exhibit 10.1

AMENDMENT TO
REVOLVING CREDIT LOAN AND SECURITY AGREEMENT

           THIS AMENDMENT TO REVOLVING CREDIT LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 11, 2009, is made by and among HERSHA HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership (“Borrower”), HERSHA HOSPITALITY TRUST, a Maryland real estate investment trust (the “Trust”), as Guarantor, each of the other Guarantors party hereto (together with the Borrower and the Trust, the “Credit Parties”), each of the financial institutions identified as Lenders herein and on Schedule A to the Loan Agreement (together with each of their successors and assigns, referred to individually as a “Lender” and collectively as “Lenders”), TD BANK, N.A. (“Bank”), as administrative agent for the Lenders hereunder, acting in the manner and to the extent described herein (in such capacity, “Agent”), and each of the Lenders party hereto.

BACKGROUND

WHEREAS, the Credit Parties and the Lenders are parties to a Revolving Credit Loan and Security Agreement dated as of October 14, 2008 (the “Loan Agreement”); and

WHEREAS, Borrower has requested that Lenders waive Borrower’s compliance with Section 7.2 of the Loan Agreement for the Fiscal Quarters ended December 31, 2008, March 31, 2009 and June 30, 2009 and Lenders are willing to do so as provided in this Amendment; and

WHEREAS, the Credit Parties desire to amend the Loan Agreement as described herein and Lenders are willing to do so, all on the terms and conditions set forth in this Amendment;

NOW THEREFORE, in consideration of the promises and conditions set forth herein, and intending to be legally bound, the parties hereto hereby agree as follows:

Section 1.	Defined Terms.

Except as otherwise defined in this Amendment, initially capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement.  This Amendment is furnished in connection with and amends the Loan Agreement, and the term “Loan Documents” as used in the Loan Agreement shall include, without limitation, this Amendment.

Section 2.	Amendments.

2.1           Section 1.1 of the Loan Agreement (Definitions) is hereby amended as follows:

(a)           By amending and restating the definition of “Adjusted Funds from Operations” as follows:

““Adjusted Funds From Operations” means net income applicable to common shareholders (computed in accordance with GAAP), excluding non-cash interest from development loans and excluding gains or losses from the sale of property, plus depreciation and amortization expenses, plus depreciation and amortization from discontinued operations, and after adjustments for unconsolidated partnerships and joint ventures, income allocated to minority interest applicable to common units, income from discontinued operations allocated to noncontrolling interest applicable to common units, non-cash amortization of deferred financing costs, amortization of loan discount or premium, non-cash stock expense, straight-line amortization of ground lease expense, non-cash impairment of long-lived assets, non-cash write-off of deferred financing costs in connection with refinancing activity, and acquisition and terminated acquisition costs.”

(b)           By amending and restating the definition of “Debt Service” as follows:

““Debt Service” means the sum of the principal payments during the previous twelve (12) month period on long-term debt and capitalized lease obligations plus interest expense on all obligations, less principal payments made in connection with the maturity or refinance of long-term debt obligations and non-cash interest expense resulting from the amortization of deferred financing costs.”

(c)           By amending and restating the definition of “EBITDA” as follows:

““EBITDA” means Borrower’s consolidated net income applicable to common shareholders (computed in accordance with GAAP) less income from unconsolidated joint venture investments, interest income, non-cash interest income included in interest income from development loans and gain on the disposition of hotel properties; plus income allocated to minority interests in continuing operations, interest expense, preferred distributions, depreciation and amortization, interest and capital lease expense allocated to discontinued operations, depreciation and amortization from discontinued operations, non-cash stock expense, straight-line amortization of ground lease expense, income allocated to minority interest for discontinued operations, non-cash impairment of long-lived assets and non-cash write-off of deferred financing costs in connection with refinancing activity.”

(d)           By amending and restating the definition of “Gross Asset Value” as follows:

““Gross Asset Value” means: (i) Operating Real Estate Value, plus (ii) cash and cash equivalents (excluding any restricted cash), plus (iii) accounts receivable less than ninety (90) days and notes receivable and due from related parties, plus (iv) fifty percent (50%) of the development loan balance, plus (v) escrow deposits.”

(e)           By amending and restating the definition of “Operating Real Estate Value” as follows:

““Operating Real Estate Value” means (i) gross book value of wholly owned hotel assets, plus (ii) gross book value of hotel assets held for sale, plus (iii) investment in unconsolidated joint ventures.”

2.2           Section 2.2.1(b) of the Loan Agreement (Issuance of Letters of Credit) is hereby amended and restated as follows:

“(b) the sum of the aggregate amount of outstanding Type A Loans, Type B Loans and Letter of Credit Obligations shall not at any time exceed the lesser of (i) the Committed Amount or (ii) sixty-seven percent (67%) of the Appraised Value of the Mortgaged Properties.”

2.3           (a)           The proviso in Section 2.6.1(a) of the Loan Agreement (Type A Loans) is hereby amended and restated as follows:

“providedhowever, that the sum of the aggregate amount of outstanding Type A Loans, Type B Loans and Letter of Credit obligations shall not at any time exceed the lesser of (i) Committed Amount or (ii) sixty-seven percent (67%) of the Appraised Value of the Mortgaged Properties.”

(b)           The proviso following clause (ii) of Section 2.6.2(a) of the Loan Agreement (Type B Loans) is hereby amended and restated as follows:

“providedhowever, that the sum of the aggregate amount of outstanding Type A Loans, Type B Loans and Letter of Credit obligations shall not at any time exceed the lesser of (i) Committed Amount or (ii) sixty-seven percent (67%) of the Appraised Value of the Mortgaged Properties.”

2.4           Section 3.1.1 of the Loan Agreement (Prime Rate Loans) is hereby amended and restated as follows;

“During such periods as a Loan is a Prime Rate Loan, each such Prime Rate Loan shall bear interest at a per annum rate equal to the Prime Rate plus one and one-half percent (1.50%) (the “FBR Interest Rate Option”).”

2.5           Section 3.1.2 of the Loan Agreement (LIBOR Rate Loans) is hereby amended and restated as follows:

“During such periods as a Loan is a LIBOR Rate Loan, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the greater of (i) the sum of the LIBOR Rate plus three and one-half percent (3.50%) or (ii) four and one-quarter percent (4.25%) (the “LIBOR Interest Rate Option”).”

2.6           Section 4.14(a) of the Loan Agreement (Release and Substitution of Collateral; Additional Collateral) is hereby amended and restated as follows:

“In connection with the release or release and substitution of Mortgaged Property from the Collateral, Borrower shall either (i) deliver the net proceeds from the sale or refinancing of such Mortgaged Property to Agent and Agent shall apply such proceeds to repayment of the outstanding principal amount of the Line or (ii) in lieu of such repayment, deliver to Agent Substitute Collateral, the Appraised Value of which is at least equal to the Appraised Value of the Mortgaged Property released from the Collateral and which, when added to the Appraised Value of all other Mortgaged Properties that will remain as Collateral for the Line following such release, will cause the then outstanding principal balance of the Line to not exceed the lesser of (A) the Borrowing Base or (B) sixty-seven percent (67%) of the Appraised Value of the Mortgaged Properties.”

2.7           Section 7.1 of the Loan Agreement (Debt Service Coverage Ratio) is hereby amended and restated as follows:

“Borrower shall maintain a Debt Service Coverage Ratio, calculated for the previous twelve (12) month period, of not less than 1.20:1.00, with such ratio to be tested on a rolling four (4) quarter basis beginning with the Fiscal Quarter ending September 30, 2009.”

2.8           Section 7.3 of the Loan Agreement (EBITDA to Debt Service) is hereby amended and restated as follows:

“Borrower shall maintain a ratio of EBITDA to Debt Service, calculated for the previous twelve (12) month period, of not less than 1.25:1.00, with such ratio to be tested on a rolling four (4) quarter basis beginning with the Fiscal Quarter ending September 30, 2009.”

2.9           Article VII of the Loan Agreement is supplemented by new Section 7.8, providing as follows:

“Section 7.8	Mandatory Repayment; Addition of Mortgaged Property to Collateral.

In the event the aggregate amount of outstanding Type A Loans, Type B Loans and Letter of Credit Obligations exceeds the lesser of (a) the Committed Amount or (b) sixty-seven percent (67%) of the Appraised Value of the Mortgaged Properties, Borrower shall (i) repay the outstanding Type A Loans, Type B Loans or Letter of Credit Obligations in an amount sufficient to cause the aggregate amount of outstanding Loans and Letter of Credit Obligations to not exceed the lesser of the Committed Amount or sixty-seven percent (67%) of the Appraised Value of the Mortgaged Property and/or (ii) add Mortgaged Property to the Collateral, subject to the applicable requirements of Section 13.10 hereof, the Appraised Value of which additional Mortgaged Property, when added to the Appraised Value of all other Mortgaged Properties included in the Collateral, will cause the aggregate amount of outstanding Loans and Letter of Credit Obligations to not exceed sixty-seven percent (67%) of the Appraised Value of the Mortgaged Properties.”

2.10           Article IX of the Loan Agreement is supplemented by new Section 9.7, providing as follows:

“Section 9.7   Earnings Report.

Together with the annual statements required by Section 9.1 above and the quarterly statements required by Section 9.2 above, the Earnings Report of the Credit Parties for such Fiscal Year or Fiscal Quarter, as applicable, in the format attached hereto as Schedule 9.7 with such modifications in format and contents as Agent may reasonably request from time to time, certified by the chief financial officer of the Credit Parties to be accurate and complete.”

2.11           Section 13.10(b)(i) of the Loan Agreement is hereby amended and restated as follows:

“Agent may accept Substitute Collateral or Additional Collateral if approved, authorized or ratified in writing by Lenders which are then in compliance with their obligations hereunder (as determined by the Agent) and holding in the aggregate at least fifty-one percent (51%) of (i) the Commitment (and participation interests therein) and the outstanding Loans (and participation interests therein) or (ii) if the Commitment has been terminated, the outstanding Loans and participation interests (including the participation interests of the Issuing Bank in any Letters of Credit),” which approval, authorization or ratification under clause (i) or (ii) above, as applicable, shall not be unreasonably withheld.

2.12           Each of the Loan Documents is hereby further amended to the extent necessary to incorporate or otherwise reflect the amendments or modifications heretofore or hereby made to the Loan Agreement, and any reference in any Loan Document to any other Loan Document shall be deemed a reference to such other Loan Document as from time to time amended, supplemented, modified or restated.

Section 3.	Waiver of Covenant Compliance.

The Lenders hereby agree to waive compliance by Borrower with Section 7.2 of the Loan Agreement for the Fiscal Quarters ended December 31, 2008, March 31, 2009 and June 30, 2009 only.  This waiver is limited as specified herein and this waiver shall not operate as a modification, acceptance or waiver of any other provision of the Loan Agreement or the other Loan Documents, all of which are ratified, reaffirmed and confirmed and shall continue in full force and effect except as expressly modified by this Amendment.

Section 4.	Appraisals.

Borrower acknowledges and agrees that Agent may obtain an Appraisal at Borrower’s sole cost and expense of each of the following Mortgaged Properties:

JFK Sheraton - 132-26 South Conduit Avenue Jamaica, NY 11430 Courtyard Langhorne - 15 East Cabot Boulevard Langhorne, PA 19047 Hampton Inn Philadelphia - 1301 Race Street Philadelphia, PA 19107 Mainstay Suites KOP - 440 American Avenue King of Prussia, PA 19406

Borrower agrees to pay the appraiser directly for the cost of such Appraisals, in accordance with the terms of the appraiser’s invoice.

Section 5.  Fee.

Borrower shall pay a waiver, modification and amendment fee of one quarter of one percent (0.25%) of the Committed Amount, or Three Hundred Thirty-Seven Thousand Five Hundred Dollars ($337,500), to be paid to Agent upon execution of this Amendment and disbursed to Lenders in such amounts as Agent and Lenders have agreed.

Section 6.	Conditions Precedent.

The effectiveness of the amendments set forth in this Amendment shall be subject to Agent receiving the following documents, each in form and substance reasonably satisfactory to Agent:

(a)           Amendment.  Counterparts to this Amendment executed by the Credit Parties and the Lenders.

(b)           Additional Documents.  Such additional documents as Agent may reasonably request.

Section 7.	Confirmation of Indebtedness.

Each of the Credit Parties hereby acknowledges and confirms that, as of December 4, 2009, the Borrower is indebted to Lenders under the Loan Agreement, without defense, setoff, claim, or counterclaim, in the aggregate principal amount of $79,200,000 for the Loans, plus unpaid interest accruing on such principal amounts and costs and expenses payable thereunder.

Section 8.	Representations and Warranties.

Each of the Credit Parties jointly and severally represents and warrants to the Agent and to each Lender that:

(a)           Each of the representations and warranties contained in Article V of the Loan Agreement is correct and accurate on and as of the date hereof as though made on and as of such date after giving effect to the amendments contained in this Amendment.

(b)           No Event of Default has occurred and is continuing or would exist immediately after giving effect to the amendments contained in this Amendment, and no event has occurred and is continuing that with notice or lapse of time or both would, if unremedied, be an Event of Default.

(c)           Each Credit Party has the power and authority under applicable law and under its certificate of limited partnership, certificate of formation, partnership agreement, operating agreement or other charter or governing documents, as applicable, to enter into this Amendment and perform the transactions contemplated hereby; all actions necessary or appropriate for such Credit Party’s execution and performance of this Amendment and the performance of the transactions contemplated hereby have been taken; and, upon its execution, this Amendment will constitute the valid and binding obligation of each Credit Party enforceable in accordance with its terms subject as to enforceability (i) to applicable bankruptcy, insolvency, reorganization or moratorium and other similar laws affecting creditor’s rights generally and (ii) to the application of general principals of equity (whether considered in an action at law or in equity).

(d)           The making of this Amendment and performance of the transactions contemplated hereby will not violate any provisions of any law, rule or regulation, federal, state or local, or the certificate of limited partnership, certificate of formation, partnership agreement, operating agreement or other charter or governing documents, as applicable, of any Credit Party or result in any breach or violation of, or constitute a default under, any material agreement or instrument by which any Credit Party or the property of any Credit Party may be bound.

(e)           No authorization, consent, approval, waiver, license or formal exemptions from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority (federal, state or local) or non-governmental entity, under the terms of contracts or otherwise, is required by reason of or in connection with the execution and performance of this Amendment by any Credit Party and the performance of the transactions contemplated hereby, except those which have been obtained and those the absence of which would not individually or in the aggregate have a Material Adverse Effect.

Section 9.	Miscellaneous.

(a)           Ratification.  Except as expressly set forth herein, all of the terms, covenants and conditions of the Loan Agreement and each of the other Loan Documents (including, but not limited to, provisions relating to any waiver of the right to trial by jury or confession of judgment) are ratified, reaffirmed, and confirmed and shall continue in full force and effect.  Without limiting the generality of the foregoing, each of the Credit Parties hereby confirms that the pledges, guarantees and security interests granted pursuant to such agreements continue to secure all of the obligations under and in respect of the Loan Documents.  Nothing hereunder is intended, or shall be construed to be a novation or an accord and satisfaction of the Notes or any liability of any Credit Party to Lender.

(b)           Governing Law.  This Amendment shall be governed in all respects by the laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of laws.

(c)           Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the Credit Parties and Lenders and their respective successors and assigns.

(d)           Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document, and each such counterpart shall be deemed to be an original.  Delivery of a photocopy or facsimile of an executed counterpart of a signature page to this Amendment shall be as effective as a delivery of a manually executed counterpart of this Amendment.

(e)           Headings.  The various headings in this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

(f)            Severability.  If any provision of this Amendment or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Amendment and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered, as of the day and year first above written.

BORROWER:

HERSHA HOSPITALITY LIMITED PARTNERSHIP, aVirginia limited partnership

By:	Hersha Hospitality Trust, a Maryland Real Estate Investment Trust, General Partner

By:	/s/ Ashish R. Parikh
Ashish R. Parikh
Chief Financial Officer

GUARANTORS:

HERSHA HOSPITALITY TRUST,

A Maryland Real Estate Investment Trust

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Chief Financial Officer

2844 ASSOCIATES, a Pennsylvania limited partnership

By:	Hersha Hospitality, LLC, a Virginia
limited liability company, its general
partner

By:	Hersha Hospitality Limited Partnership,
A Virginia limited partnership,
Its managing member

By:	Hersha Hospitality Trust, a Maryland Business trust, its sole general partner

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Chief Financial Officer

HHLP VALLEY FORGE ASSOCIATES, a Pennsylvania limited partnership

By:	Hersha Hospitality, LLC, a Virginia
limited liability company, its general
partner

By:	Hersha Hospitality Limited Partnership,
A Virginia limited partnership,
Its managing member

By:	Hersha Hospitality Trust, a Maryland
Business trust, its sole general partner

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Chief Financial Officer

44 NEW ENGLAND MANAGEMENT COMPANY, a Virginia corporation

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Vice President

3544 ASSOCIATES, a Pennsylvania limited partnership

By:	Hersha Hospitality Limited Liability
Company – Danville,
a Delaware limited liability company,
its general partner

By:	Hersha Hospitality Limited Partnership,
A Virginia limited partnership,
Its managing member

By:	Hersha Hospitality Trust, a Maryland
Business trust, its sole general partner

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Chief Financial Officer

AFFORDABLE HOSPITALITY ASSOCIATES, L.P., a Pennsylvania limited partnership

By:	Race Street, LLC, a Pennsylvania
limited liability company, its general
partner

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Manager

HHLP LANGHORNE TWO ASSOCIATES, LP, a Pennsylvania limited partnership

By:	HHLP Langhorne Two, LLC,
A Pennsylvania limited liability
company, its general partner

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Manager

HHLP LANGHORNE TWO, LLC, a Pennsylvania limited liability company

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Manager

HHLP NORWOOD ASSOCIATES, LLC, a Massachusetts limited liability company

By:	44 Norwood Managing Member, LLC,
A Massachusetts limited liability
company, its Managing Member

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Manager

44 DARTMOUTH, LLC, a Delaware limited liability company

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Manager

44 NORWICH, LLC, a Delaware limited liability company

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Manager

44 HERSHA NORWICH ASSOCIATES, LLC, a Connecticut limited liability company

By:	44 Norwich Manager, LLC,
a Delaware limited liability company,
its Managing Member

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Manager

2144 ASSOCIATES – NEW COLUMBIA, a Pennsylvania limited partnership

By:	Hersha Hospitality Limited Liability
Company – New Columbia,
a Delaware limited liability company,
its general partner

By:	Hersha Hospitality Limited Partnership,
A Virginia limited partnership,
Its managing member

By:	Hersha Hospitality Trust, a Maryland
Business trust, its sole general partner

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Chief Financial Officer

HERSHA CAMP SPRINGS ASSOCIATES, LLC, a Maryland limited liability company

By:	Hersha Camp Springs Managing
Member, LLC, a Delaware limited
liability company, its Managing
Member

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Manager

RISINGSAM HOSPITALITY, LLC, a New York limited liability company

By:	Hersha Conduit Associates, LLC,
a New York limited liability company,
its Managing Member

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Manager

HHLP CONDUIT LESSEE, LLC, a New York limited liability company

By:	44 New England Management Company,
a Virginia corporation, its sole member

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Vice President

HERSHA CONDUIT ASSOCIATES, LLC, a New York limited liability company

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Manager

PHILLY ONE TRS, LLC, a Pennsylvania limited liability company

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Manager

HERSHA CAMP SPRINGS LESSEE, LLC, a Maryland limited liability company

By:	44 New England Management Company,
a Virginia corporation, its sole member

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Vice President

HERSHA CAMP SPRINGS MANAGING MEMBER, LLC, a Delaware limited liability company

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Manager

HERSHA HOSPITALITY LIMITED LIABILITY COMPANY – DANVILLE, a Delaware limited liability company

By:	Hersha Hospitality Limited Partnership,
A Virginia limited partnership,
Its sole member

By:	Hersha Hospitality Trust, a Maryland
Business trust, its sole general partner

By:	/s/ Ashish R. Parikh

Name:	Ashish R. Parikh
Title:	Chief Financial Officer

HERSHA HOSPITALITY LIMITED LIABILITY COMPANY – NEW COLUMBIA, a Delaware limited liability company

By:	Hersha Hospitality Limited Partnership,
A Virginia limited partnership,
Its sole member

By:	Hersha Hospitality Trust, a Maryland
Business trust, its sole general partner

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Chief Financial Officer

HERSHA HOSPITALITY, LLC, a Virginia limited liability company

By:	Hersha Hospitality Limited Partnership,
A Virginia limited partnership,
Its sole member

By:	Hersha Hospitality Trust, a Maryland
Business trust, its sole general partner

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Chief Financial Officer

44 NORWICH MANAGER, LLC, a Delaware
limited liability company

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Manager

44 NORWOOD MANAGING MEMBER,
LLC, a Massachusetts limited liability company

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Manager

RACE STREET, LLC, a Pennsylvania limited liability company

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Manager

HERSHA HOSPITALITY CONDUIT MANAGEMENT, L.P., a Pennsylvania limited partnership

By:	Hersha Hospitality Conduit Management Co., Inc., a Pennsylvania corporation, its sole general partner

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Vice President

HERSHA HOSPITALITY CONDUIT MANAGEMENT CO., INC., a Pennsylvania corporation

By:	/s/ Ashish R. Parikh
Name:	Ashish R. Parikh
Title:	Vice President

HERSHA HOSPITALITY MANAGEMENT, LP, a Pennsylvania limited partnership

By:	Hersha Hospitality Management Co.,
a Pennsylvania corporation, its sole general partner

By:	/s/ Kanti D. Patel
Name:	Kanti D. Patel
Title:	President

[Signatures continued on following page]

AGENT AND LENDER:

TD BANK, N.A.

By:	/s/ Thomas E. Lunny
Thomas E. Lunny
Vice President

[Signatures continued on following page]

LENDERS:

METRO BANK NA

By:	/s/ Eric Warfel
Eric Warfel
Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Peter J. Ostrowski
Peter J. Ostrowski
Vice President

THE PROVIDENT BANK

By:	/s/ Nadezhda Nedelcheva
Nadezhda Nedelcheva
Vice President

RAYMOND JAMES BANK, FSB

By:	/s/ Steven Paley
Steven Paley
Senior Vice President